[First Union] Variable Annuity Application Acknowledgement Form
              Issued by American Enterprise Life Insurance Company

Please take a moment to review the following information concerning your [First Union] Variable Annuity contract. Please sign and date this form and return it in the postage paid envelope within ten days. If any corrections are needed, please note them next to the item(s) listed below.

[First Union] Variable Annuity Contract Number: 9920-SAMPLE
Plan Type: Non-qualified

Contract Owner:                         John Doe
Address:                                100 Main Street
                                        Anywhere, USA 00000
Date of Birth:                          06/01/64
Sex:                                    Male
Social Security (Tax ID) Number:        123-45-6789

Joint Owner:
Date of Birth:
Sex:
Social Security (Tax ID) Number:

Annuitant:                              John Doe
Date of Birth:                          06/01/64
Sex:                                    Male
Social Security (Tax ID) Number:        123-45-6789

Annuity Contract Date:                  11/01/99

Withdrawal Charge Schedule:
 Contract Year: 1        2        3       4        5        6        7        8+
  Percentage:   8%       8%       7%      7%       6%       5%       3%       0%

Additional Riders:
[5% Accumulation Death Benefit Rider]
[GMIB (5% Accumulation Benefit Base)]

Initial Purchase Payment:               [$25,000]

Initial Allocation of Net Purchase Payments:
    25% AEL Fixed Account, 10% Fund 2, 10% Fund 7, 15% Fund 10, 15% Fund 20, 15% Fund 21 and 10% Fund 22

Beneficiary Name(s):
   Primary Beneficiary:                 Jane Doe
   Relationship:                        Spouse

State Specific Information / Fraud Warnings:

For applicants in Arizona:
Write to us if you want information about your annuity contract benefits and provisions. We'll promptly send your requested information. If for any reason you are not satisfied with the contract, you may return it to us or our agent within 10 days after receiving it. We will refund an amount equal to the sum of the contract value and any premium tax charges and the contract will then be void.

For applicants in Arkansas, Kentucky, Maine, New Mexico, Ohio and Pennsylvania:
Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

For applicants in Colorado:
Any person who, with intent to defraud or knowing that he or she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement, may be guilty of insurance fraud.

For applicants in District of Columbia:
WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

For applicants in Florida:
Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony or the third degree.

For applicants in Louisiana:
Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

For applicants in New Jersey:
Any person who knowingly files a statement of claim containing any false or misleading information is subject to criminal and civil penalties.

I hereby represent this information to be true to the best of my knowledge.

o Under penalties of perjury, I certify that the Social Security Number or taxpayer identification number set forth above is correct.

o I further affirm that this annuity is not a replacement of one or more annuity or life insurance contracts.

o I understand that annuity payments and contract values, when based upon the investment experience of a variable account, are not guaranteed.


o Receipt of the Guaranteed Minimum Income Benefit Disclosure Form for the benefit hereby applied for is acknowledged.

o Receipt of a prospectus for the annuity product hereby applied for is acknowledged.


-----------------------------------------               -----------------------
Owner Signature                                                  Date


-----------------------------------------               -----------------------
Joint Owner Signature (if applicable)                            Date

American Enterprise Life Insurance Company
Administrative Offices:
80 South Eighth Street
P.O. Box 534
Minneapolis, MN 55440

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         Annuitant Full Name (First, Middle Initial, Last)


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         Address (Street Address or P.O. Box, City, State, Zip)


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         Citizenship:      [ ] U.S.
                           [ ] Other (Country)_______________

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         Sex      [ ] M
                  [ ] F

         Date of Birth
         (Month/Day/Year)      /     /

         Social Security Number
         (Tax Identification Number)

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         Owner (check one)

         [ ] Same as Annuitant  (Do not complete  owner  information  below)
         [ ] Joint with Annuitant (Spouse only)-Not Available for IRA
         [ ] Other

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         Full Name (First, Middle Initial, Last)


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         Address (Street Address or P.O. Box, City, State, Zip)


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         Relationship to the Annuitant


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         Sex      [ ] M
                  [ ] F

         Date of Birth
         (Month/Day/Year)      /     /

         Social Security Number
         (Tax Identification Number)

         For joint spousal owners, the annuitant's Social Security number will be used for tax reporting purposes unless you specify otherwise under Remarks.

         Primary   Beneficiary  (Name,   relationship  to  the  Annuitant;   if
         unrelated, include Social Security number and date of birth)

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         Contingent  Beneficiary  (Name,   relationship  to  the  Annuitant;  if
         unrelated, include Social Security number and date of birth)


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         Annuity Plan (check one)

         [ ] Nonqualified           [ ] Traditional           [ ] SEP-IRA
         [ ] Roth IRA               [TSA Rollover]

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If IRA (check and complete applicable types)

         [ ] Traditional IRA:               Amount $_______ for _______ (year)
         [ ] Traditional IRA:               Amount $_______ for _______ (year)
         [ ] SEP-IRA:                       Amount $_______ for _______ (year)
         [ ] SEP-IRA:                       Amount $_______ for _______ (year)
         [ ] Roth Contributory:             Amount $_______ for _______ (year)
         [ ] Roth Contributory:             Amount $_______ for _______ (year)
         [ ] Rollover IRA:                  Amount $_________
         [ ] Trustee to Trustee IRA:        Amount $_________
         [ ] Roth Conversion IRA:           Amount $_________

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         Death benefit selection - OPTIONAL
         Note: If you and the annuitant are age 80 or younger you may change the death benefit to one of the following selections.

         [ ] 5%  Accumulation  through 80
         [ ] Maximum  Anniversary  Value  (MAV) through age 80
         [ ] Enhanced Protection

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         Guaranteed Minimum Income Benefit - OPTIONAL
         (GMIB) Selection (available to annuitant's age 75)

         [ ] 5% Accumulation through 80
            (Only  available  with  corresponding  death  benefit  selection)
         [ ] Maximum Anniversary Value through age 80
            (Only available with corresponding death benefit selection)
         [ ] Enhanced Protection
            (Only available with corresponding death benefit selection)

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         [ ] Performance Credit Rider - OPTIONAL
            (can only be selected if NO selections is made on a Income Benefit)
             Guaranteed Minimum Income Benefit)

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         Replacement Will the annuity applied for replace any existing insurance or annuity?
         [ ] Yes [ ] No
         If Yes, provide details-company, contract number, amount, reason - under Remarks.

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         Remarks and Special Instructions
         (including special mailing instructions)

         Purchase Payments
         Initial Purchase Payment $_________________
         Payment Allocation*:

         Fixed Account
         ___% AEL One-Year Fixed Account

_______________________________________________________________________________
[CATEGORY 1           CATEGORY 3                 CATEGORY 5
_______________________________________________________________________________
__% Fund 1            __% Fund 9                 __% Fund 15
--------------------- -------------------------- ------------------------------
__% Fund 2            __% Fund 10                __% Fund 16
--------------------- -------------------------- ------------------------------
__% Fund 3            __% Fund 11                __% Fund 17
--------------------- -------------------------- ------------------------------
__% Fund 4                                       __% Fund 18
--------------------- -------------------------- ------------------------------
_______________________________________________________________________________
CATEGORY 2            CATEGORY 4                 CATEGORY 6
_______________________________________________________________________________
__% Fund 5            __% Fund 12                __% Fund 19
--------------------- -------------------------- ------------------------------
__% Fund 6            __% Fund 13                __% Fund 20
--------------------- -------------------------- ------------------------------
__% Fund 7            __% Fund 14                __% Fund 21
--------------------- -------------------------- ------------------------------
__% Fund 8                                       __% Fund 22]
--------------------- -------------------------- ------------------------------

      Guarantee  Period  Accounts  (GPA)
             __% 2 Year GPA  Account
             __% 3 Year GPA  Account
             __% 4 Year GPA  Account
             __% 5 Year GPA  Account
             __% 6 Year GPA  Account
             __% 7 Year GPA  Account
             __% 8 Year GPA  Account
             __% 9 Year GPA  Account
             __% 10 Year GPA Account

*Must  be  whole  numbers  and  total  100%.   Your  above  payment   allocation
instructions will remain in effect for any future payments you make until you change your instructions.

         It Is Agreed That:

1. All statements and answers given above are true and complete to the best of my/our knowledge.

2. Only an officer of American Enterprise Life Insurance Company can modify any annuity contract or waive any requirement in this application.

3. If joint spousal owners are named, ownership will be in joint tenancy with right of survivorship unless prohibited by state of settlement or specified otherwise in Remarks above.

4. I/we acknowledge receipt of the current prospectuses for the variable annuity.

5. If a Guaranteed Minimum Income Benefit selection is made, I/we acknowledge receipt of the Guaranteed Minimum Benefit Disclosure.

6. I/we understand that earnings and values, when based on the investment experience of a variable fund, portfolio, account or subaccount, are not guaranteed and may both increase or decrease.

7. Tax law requires that all non-qualified deferred annuity contracts issued by the same company, to the same policyholder (owner), during the same calendar year are to be treated as a single, unified contract. The amount of income included and taxed in a distribution (or a transaction deemed a distribution under tax law) taken from any one of such contracts is determined by summing all such contracts together.

Signatures


---------------------------
Location (City/State)

---------------------------
Date

X__________________________
Annuitant Signature

X________________________________
Owner Signature (if other than annuitant)

X________________________________
Licensed Agent Signature

X________________________________
Joint Owner (if any) Signature

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         State Specific Information / Fraud Warnings:

          For applicants in Arizona:
                  Write to us if you want information about your annuity contract benefits and provisions. We'll promptly send your requested information. If for any reason you are not satisfied with the contract, you may return it to us or our agent within 10 days after receiving it. We will refund an amount equal to the sum of the contract value and any premium tax charges and the contract will then be void.

          For  applicants in Arkansas,  Kentucky,  Maine,  New Mexico,  Ohio and
          Pennsylvania:
                  Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

          For applicants in Colorado:
                  Any person who, with intent to defraud or knowing that he or she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement, may be guilty of insurance fraud.

          For applicants in District of Columbia:
                  WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

          For applicants in Florida:
                  Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony or the third degree.

                  Agent's Printed Name:________________
                  Agent's Florida License ID#__________

          For applicants in Louisiana:
                  Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

          For applicants in New Jersey:
                  Any person who knowingly files a statement of claim containing any false or misleading information is subject to criminal and civil penalties.

          Social Security or Taxpayer Identification Number Certification. You certify, under the penalties of perjury as required by Form W-9 of the Internal Revenue Service, that:

          (1) The number shown on this form is your contract taxpayer identification number (or you are waiting for a number to be issued to you), and
          (2) You are not subject to backup withholding because: (a) you are exempt from backup withholding, or (b) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified you that you are no longer subject to backup withholding. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest of dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.


              X______________________
               Owner Signature

              X________________________________
               Joint Owner Signature (if any)


              ----------------------
              Date

                  Please complete Agent's Report that follows.


         Agent's Report (Type of Print)

         Agent's Name______________________

         Agent's Social Security Number_________________

         Agency Name and Number (if applicable)________________________________

         Telephone Number (         )__________________

         Fax Number (   )____________________

         Branch Address___________________________

         Sale Location___________________________

         I hereby certify that I personally solicited this application; that the application and this report are complete and accurate to the best of my knowledge and belief. To the best of my knowledge, this application [ ] does [ ] does not involve replacement of existing life insurance or annuities. (If replacement is involved, I have provided details - company, contract number, amount, reason - under Remarks and have completed any state replacement requirements including any required state replacement forms).


X________________________________
Licensed Agent Signature